UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

February 1, 2006

Date of Report (Date of earliest event reported)

HORIZON HEALTH CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	1-13626	75-2293354
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1500 WATERS RIDGE DRIVE

LEWISVILLE, TEXAS 75057-6011

(Address of principal executive offices and zip code)

(972) 420-8200

(Registrant’s telephone number,

including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01	COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

The Company announced on February 1, 2006, that it had completed the acquisition of the behavioral health facilities of Lighthouse Care Centers, LLC and Focus Healthcare, LLC. The Company previously announced that it had entered into definitive agreements to acquire these facilities in its Current Report on Form 8-K dated December 9, 2005. The aggregate purchase price for the facilities was approximately $95.350 million and was financed under the Company’s existing credit facility.

Lighthouse Care Centers, LLC operates four behavioral health facilities located in Georgia and South Carolina. Focus Healthcare, LLC operates four facilities located in Delaware, Florida, Georgia and Ohio. The facilities have a combined total licensed capacity of 568 beds. The closing of the transaction and effective date of the acquisition was February 1, 2006, for all facilities except the Focus Healthcare Delaware facility. The acquisition of that facility was postponed pending receipt of necessary government approvals and is expected to close within the next 60 days.

A copy of the amended and restated Focus asset purchase agreement and related merger agreement, an amendment to the Lighthouse asset purchase agreement, and the press release issued by the Company are attached as exhibits to this report.

(REMAINDER OF PAGE LEFT BLANK INTENTIONALLY)

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Business Acquired.

Financial statements of Focus & Lighthouse will be provided by amendment to this Current Report by April 19, 2006.

(b)	Pro Forma Financial Information.

Pro forma financial statements will be provided by amendment to this Current Report by April 19, 2006.

(c)	Exhibits.

Exhibit No.	Description of Exhibit

Exhibit 10.1*	Amended and Restated Asset Purchase Agreement dated as of January 30, 2006, by and among Focus Healthcare, LLC, and certain other affiliated Focus entities as Sellers, and Horizon Health Corporation, as Purchaser.

Exhibit 10.2*	Agreement and Plan of Merger and Asset Purchase Agreement dated as of January 30, 2006, by and among Horizon Health Corporation, HHC Delaware, Inc., HHC Realty Investments, LLC, and Delaware Investment Associates, LLC, and with respect to the purchase and sale of the Focus Delaware assets and related transactions by and between HHC Delaware, Inc. and Focus Healthcare of Delaware, LLC.

Exhibit 10.3*	First Amendment to Asset Purchase Agreement dated as of January 30, 2006, by and among Lighthouse Care Centers, LLC, and certain other affiliated Lighthouse entities as Sellers, and Horizon Health Corporation, as Purchaser.

Exhibit 99.1	Press Release dated February 1, 2006

*	The schedules and exhibits to the agreements have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally to the Securities and Exchange Commission, upon request, a copy of any omitted schedule or exhibit to the agreements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HORIZON HEALTH CORPORATION

Date: February 3, 2006	By:	/s/ DAVID K. MEYERCORD
David K. Meyercord
Executive Vice President, Administration and General Counsel